Investor Update
March 3, 2008

Certain matters discussed in this presentation are “forward-looking statements,” involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private
Securities Litigation Reform Act of 1995.   The Company’s statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements.  The forward-looking statements include, but are not limited to, risks and uncertainties such as restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the Company's services and products, business cycles and other industry conditions, the Company's ability to manage inventory, the Company’s ability to develop technology and proprietary know-how,  the Company’s lack of asset diversification, its ability to attract and retain key personnel, litigation risks, currency translation risks, risks related to the Company’s former oilfield services business, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2007.  The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange
Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements.  The forward-looking statements are made only as of the date indicated on the first page of this presentation, and the Company undertakes no obligation to publicly update or revise such forward-
looking statements to reflect subsequent events or circumstances.

With 19 locations in 10
countries, ICO produces
custom polymer powders and
remains an industry leader in
size reduction, compounding
and other tolling services for
plastic and non-plastic
materials. ICO's Bayshore
Industrial subsidiary
produces specialty
compounds, concentrates
and additives primarily for
the plastic film industry.
About the Company

Additive
producer:
CIBA, Teknor
Oil & Gas
Exploration
and
Production
Ethane,
Propane,
Naphtha
Polymer
Producers:
PE, PP, PS,
PVC
End Product
Converters: tank
producers,
film manufacturers,
toy makers,
molders
Ethylene,
Propylene,
Styrene,
Vinyl
Chloride
ASSETS UTILIZED
Processors:
ICO Polymers/
Bayshore Industrial
Drilling rigs,
production
equipment, etc.

Additives
Compounding/
grinding
Injection molding, blow
molding, rotational
molding

Monomer
Production

Post
Reactor
Processing
ICO’s “Fit” in the Value Chain

5
Compounds, including Concentrates
Produced by Bayshore Industrial
Products & Services
Custom Powders for Rotational molding
  ■ Proprietary ICORENE® and COTENE® product lines
  sold across the globe
  ■ Business built on value-adds, such as:
 - Grades tailored to client, driven by application
 - R&D and technical sales support worldwide
 - Partnering with key customers

Other Polymer Powder Markets
■ Proprietary ICOTEX™ and
 ICOFLO™  lines - for textiles
 and carrier powders for
 masterbatch customers
■ ECORENE™ - an environmentally
 friendly family of thermoplastic powders
 with a unique combination of
 properties well-suited for a
 variety of markets
■ Regional expertise in other areas
 such as the oilfield service and
 metal coating industries
■ Products primarily for the plastic film (packaging) industry
■ Products produced include:
 - Masterbatches
 - Concentrates
 - Specialty compounds
■ Markets served:
 - North America
 - Malaysia
 - Select export markets

 ■ Ambient Grinding - high-volume, typically moderate
            value-add service
 ■ Cryogenic Grinding - greater value-add and requiring
  more technical expertise to serve the market
 ■ Jet Milling - greater value-add and requiring more
  technical expertise
 ■ Other related services:
 - Compounding
 - Blending
 - Packaging
 - Warehousing
Products & Services
 ■ Wide range of tolling opportunities
  globally, including:
 - Rotomolding
 - Oilfield services
 - Textiles
 - Metal coatings
 - Agricultural
 - Paints
 - Wood composites
 - Soaps/cosmetics
Tolling Processing services

7
Verolanuova, IT
Soreco, FR
Montereau, FR
Beaucaire, FR
Gainsborough, UK
’s-Gravendeel, NL

8
Global Platform
ICO Polymers North America
China, TX
Fontana, CA
Asbury, NJ
Grand Junction, TN
East Chicago, IN
Bayshore MB Compounding
LaPorte, TX

9
 Global Platform ICO Asia-Pacific
ICO Malaysia
ICO New Zealand
ICO Australia
ICO U.A.E

10
Global Platform ICO Polymers do Brazil
Belo Horizonte, Brazil
Started production operations in 2002

11

Historical Financial Performance

Historical Financial Performance
$ in millions, except per share data
Q1 2008
Q1 2007
Q4 2007
Revenues
Gross Profit
19.1
$110.9
14.5
$86.3
21.4
$123.6
73.7
63.1
$324.3
Gross Margin
17.2%
16.8%
17.6%
Operating Income
6.5
4.3
9.7
17.3%
29.8
21.3
19.5%
Income from Continuing Operations
3.5
2.6
6.0
19.8
13.5
$417.9
EPS-Diluted from Continuing Operations
$0.13
$0.09
$0.22
$0.71
$0.43
Volumes (Metric Tons)
81,900
76,000
92,350
338,500
321,000
FY 2007
FY 2006

13
Historical Financial Performance- Cont’d

Debt, Equity Position and Debt-to-Capitalization
-
20.0
40.0
60.0
80.0
100.0
120.0
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization
December 31, 2007
September 30, 2007
September 30, 2006
Cash
3.9
$
8.6
$
17.4
$
Total Debt
68.1
57.3
43.5
Working Capital, minus cash
61.0
49.3
40.1
Equity
98.3
91.0
91.7
Debt-to-capitalization
40.9%
38.6%
32.2%

Operating Margin Breakdown 2004-December 2007

17%
10%
6%
18%
9%
7%
20%
11%
7%
18%
12%
3%
19%
13%
2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
Q1 2008
FY 2007
FY 2006
FY2005
FY2004
Gross Margin
SG&A
Operating Margin

Operating Income, Assets, ROIC% by Business Segment
 ROIC% computed as trailing twelve months operating income divided by average of last thirteen months invested capital base. Invested capital base equal to total tangible assets minus inter-company loans less current liabilities excluding debt.

December 31, 2007
20%
21%
30%
59%
9%
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
ICO Europe
Bayshore
Industrial
ICO Australasia
ICO Polymers
North America
ICO Brazil
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Operating Income
Invested Capital
ROIC%

Value Creation Opportunities - FY 2008 and Beyond

■ Capitalize on global platform
 • Cultivate global customer relationships
 • Further develop strategic raw material supply relationships
■ Profitably grow plant opened in 2007 in the Middle East (Dubai)
■ Profitably grow our business in Brazil and South America
■ Profitably grow Bayshore product line in Malaysia installed in 2007
■ Capitalize on current market strength in Australia
■ Aggressively grow oilfield service product sales
■ Continue overall growth and take advantage of operating leverage (i.e. cost control)
■ Explore potential strategic acquisitions